Schedule of Investments - Virtus Reaves Utilities ETF

April 30, 2023 (unaudited)

Security Description	Shares	Value
COMMON STOCKS - 99.7%
Utilities - 99.7%
Alliant Energy Corp.	34,259	$1,889,041
Ameren Corp.	22,476	1,999,690
Atmos Energy Corp.	16,145	1,842,790
Clearway Energy, Inc. Class A	44,095	1,277,873
CMS Energy Corp.	40,985	2,551,726
Constellation Energy Corp.	32,904	2,546,770
DTE Energy Co.	29,191	3,281,360
Edison International	38,906	2,863,482
Entergy Corp.	14,938	1,607,030
Exelon Corp.	21,932	930,794
NextEra Energy Partners LP	22,403	1,288,397
NextEra Energy, Inc.	117,936	9,037,436
NiSource, Inc.	63,336	1,802,543
PG&E Corp.*	122,595	2,097,600
Pinnacle West Capital Corp.	22,185	1,740,635
PPL Corp.	52,617	1,511,160
Public Service Enterprise Group, Inc.	32,256	2,038,579
Vistra Corp.	82,601	1,970,860
WEC Energy Group, Inc.	6,891	662,707
Xcel Energy, Inc.	12,743	890,863

TOTAL INVESTMENTS - 99.7%
(Cost $41,852,603)		43,831,336
Other Assets in Excess of Liabilities - 0.3%		123,340
Net Assets - 100.0%		$43,954,676

*	Non-income producing security.

Schedule of Investments - Virtus Reaves Utilities ETF (continued)

April 30, 2023 (unaudited)

Fair Value Measurements

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of April 30, 2023.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$43,831,336	$—	$—	$43,831,336
Total	$43,831,336	$—	$—	$43,831,336